Exhibit 99.6

Board Resolution To Approve and Accept Resignation of Directors and Officers and
Approve and Appoint New Officers

ACTION BY WRITTEN CONSENT OF THE DIRECTORS
OF
MEZABAY INTERNATIONAL INC.
(FORMERLY, CARDTREND INTERNATIONAL INC.)
a Nevada corporation

Pursuant to Section 78.315 of the Nevada Revised Statutes, the undersigned (each, a “Director”), constituting a majority of the members of the Board of Directors of MEZABAY INTERNATIONAL INC. (Formerly, CARDTREND INTERNATIONAL INC.), a Nevada corporation (the “Corporation”), and in accordance with the Bylaws thereof, do hereby waive notice of a meeting and adopt, approve, confirm, and ratify in writing, without a meeting, the following resolutions as though said resolutions were adopted at a duly noticed and properly held meeting of the Board of Directors of this Corporation, effective as of  September 23, 2009.

WHEREAS, the Corporation has on the date herein completed the Closing of the Share Exchange Agreement (“SEA”) for the acquisition of Gaeawave Sdn. Bhd. which was approved by the Board of Directors on September 11, 2009;

WHERAS, four (4) new directors were appointed on the date of Closing of the SEA, September 22, 2009;

WHEREAS, there are now eight (8) directors on the Board and the following individuals have tendered their resignations as Directors of the Corporation and Members of the Audit Committee and their respective Officer positions (except Mr. Choo Jee Sam who wishes to resigns as Director and Chairman of the Board and member of the audit Committee) with effect from the date herein:

(1) Mr. Jee Sam Choo as a Director and Chairman of the Board;
(2) Mr. Kok Keng Low as a Director, Executive Vice President and Chief Operating Officer;
(3) Mr. Yu Hua Chen as a Director and Chief Officer-Greater China; and
(4) Mr. King Kau Ng as a Director, President and Chief Executive Officer.

WHEREAS, Mr. Thomas Chee Leong Wong has tendered his resignation as Chief Financial Officer of the Corporation with effect from the date herein; and

WHEREAS, Ms. Katherine Yoke-Lin Tung has tendered her resignation as Secretary & Treasurer of the Corporation with effect from the date herein.

WHEREAS, due to the resignations of the above Officers, the following individuals have been appointed as Officers of the Corporation to operate and manage the Corporation with effect from the date herein:

(1) Mr. Hau Tsin Shoon as Chief Executive Officer and Secretary & Treasurer under an employment contract entered into with the Corporation on the date herein.
(2) Ms.  May Yin Thum as Chief Financial Officer under an employment contract entered into with the Corporation on the date herein.
(3) Mr. Yong Qing Tey as Chief Operating Officer under an employment contract entered into with the Corporation on the date herein.

NOW THEREFORE, BE IT RESOLVED, that the resignations of: (1) Mr. Jee Sam Choo, as a Director, Chairman of the Board and a Member of the Audit Committee of the Corporation; (2) Mr. Kok Keng Low as director, Executive Vice President & Chief Operating Officer and a Member of the Audit Committee of the Corporation; (3) Mr. Yu Hua Chen as a Director, Chief Officer – Greater China and a Member of the Audit Committee of the Corporation; (4) Mr. King Kau Ng as a Director, President & Chief Executive Officer and a Member of the Audit Committee of the Corporation; (5) Mr. Thomas Chee Leong Wong as the Chief Financial Officer of the Corporation; and (6) Ms. Katherine Yoke-Lin Tung as the Secretary & Treasurer of the Corporation, be ,and hereby are,  accepted and approved;

FURTHER RESOLVED, that the appointments of (1) Mr. Hau Tsin Shoon as Chief Executive Officer and Secretary & Treasurer of the Corporation under an employment contract on the date herein; (2) Ms. May Yin Thum as Chief Financial Officer of the Corporation under an employment contract on the date herein; and (3) Mr. Yong Qing Tey as Chief Operating Officer of the Corporation under an employment contract on the date herein, be, and are hereby, approved.

FURTHER RESOLVED, that any of the Directors of the Corporation be, and hereby is, authorized and directed to do and perform such action as necessary to execute and deliver such other documents for and on behalf of the Corporation, as may in his or her discretion be deemed reasonably necessary or proper in order to carry into effect any of the provisions of these Resolutions.

IN WITNESS WHEREOF, the undersigned Directors have executed this Action by Unanimous Written Consent of the Directors, effective as of September 23, 2009.

The undersigned, constituting all of the Directors of the Corporation, hereby direct that a fully executed original of this Written Consent be delivered to the Secretary of this Corporation for filing in the minutes book of the Corporation.

TEY YONG QING	SHOON HAU TSIN
TEY YONG QING	SHOON HAU TSIN

FAN FOO MIN	THUM MAY YIN
FAN FOO MIN	THUM MAY YIN